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     SUPPLEMENT NO. 1 dated November 21, 2000
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TO   PROSPECTUS dated September 1, 2000


FOR STATE STREET RESEARCH STRATEGIC INCOME FUND a SERIES OF STATE STREET RESEARCH SECURITIES TRUST

     INVESTMENT MANAGEMENT

     Under the above caption on page 10 of the Prospectus, the third paragraph is revised in its entirety to read as follows:

     "John H. Kallis has been responsible for the fund's day-to-day portfolio management since its inception in August 1996. A senior vice president, he joined the firm in 1987 and has worked as an investment professional since 1963. Supporting Mr. Kallis are Kim M. Peters, who manages the lower quality debt investments held by the fund, and Elizabeth M. Westvold, who manages the fund's foreign securities. Mr. Peters is a senior vice president. He has worked as an investment professional since 1986, when he joined the firm. He has assisted with the fund since November 2000. Also a senior vice president, Ms. Westvold joined the firm in 1987. She has assisted with the fund since its inception."

                                                                    SI-2872-1100
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